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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 29, 2005
                                  -------------
                      (Date of the earliest event reported)


                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


        California                    001-32046                 95-4595609
        ----------                    ---------                 ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code


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ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         On June 29, 2005, Simulations Plus, Inc., a California corporation (the "Company") issued a press release announcing that the product support obligations of SAM Communications, Ltd. and the royalty payments to SAM Communications, Ltd. have been terminated by mutual agreement effective June 30, 2005.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

         99.1     Press release dated June 29, 2005


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SIMULATIONS PLUS, INC.



Dated: June 29, 2005                             By: /s/ Momoko Beran
                                                    --------------------
                                                 Momoko A. Beran
                                                 Chief Financial Officer


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                                 EXHIBITS INDEX
                                 --------------


         Exhibit Number                      Description
         --------------                      -----------

              99.1                           Press release, dated June 29, 2005